UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2006

Arden Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9904	95-3163136
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2020 South Central Avenue, Compton, California		90220
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 638-2842

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 22, 2006, Janice Rosenquist, 50, became the Controller of Arden Group, Inc. Since 1997, she has served a number of companies primarily engaged in real estate development as an independent consultant assisting controllers or CFOs in transitioning and establishing accounting systems and other accounting tasks. In total, she has over 22 years of experience in the accounting/finance arena including nine years in public accounting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arden Group, Inc.

May 26, 2006	By:	Bernard Briskin

Name: Bernard Briskin
Title: Chairman of the Board, President and Chief Executive Officer